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                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                    CG VARIABLE ANNUITY SEPARATE ACCOUNT II
              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS


                            January 28, 1998 Supplement
                                       to
                              May 1, 1997 Prospectus


Amounts deposited in the one-year sub-account of the Fixed Account during the period February 2, 1998 through February 27, 1998, inclusive, pursuant to a Dollar Cost Averaging election, will earn interest at an enhanced rate. Amounts transferred into the one-year sub-account from other sub-accounts of an existing Contract and/or internal exchanges into the one-year sub-account will not be eligible for this enhanced rate. Amounts already in the one-year sub-account of the Fixed Account will not be eligible for this enhanced rate.

Amounts subject to the enhanced rate must be transferred to the sub-accounts designated in the Dollar Cost Averaging by the maturity date of the one-year sub-account. If you cease Dollar Cost Averaging during the one-year period, the enhanced rate will no longer be available.